EXHIBIT 99.1


                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United
                                  States Code)


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Zoom Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

(1) Amendment No. 1 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-Q fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Dated: August 7, 2002             By:    /s/ Frank B. Manning
                                  -------------------------------------------
                                      Frank B. Manning
                                      Chief Executive Officer


Dated: August 7, 2002             By:    /s/ Robert Crist
                                  -------------------------------------------
                                      Robert Crist
                                      Chief Financial Officer